LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED MARCH 19, 2019 TO THE

STATUTORY PROSPECTUS DATED FEBRUARY 1, 2019

OF CLEARBRIDGE ALL CAP GROWTH ETF

Effective March 19, 2019, the following paragraph replaces in its entirety the fourth paragraph on the section titled “More on the fund’s investment strategies, investments and risks – Principal investment strategies” in the Fund’s Statutory Prospectus:

The portfolio managers utilize the subadviser’s fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.

Please retain this supplement for future reference.

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